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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       June 30, 1999


                               U.S. FOODSERVICE
            (Exact name of registrant as specified in its charter)

        Delaware                    0-24954               52-1634568
(State or other jurisdiction      (Commission           (IRS Employer
    of incorporation)             File Number)      Identification Number)

                           9755 Patuxent Woods Drive
                           Columbia, Maryland 21046
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (410) 312-7100

                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

          On June 30, 1999, U.S. Foodservice issued a press release announcing that its Board of Directors has declared a two-for-one stock split to be effected in the form of a stock dividend. Attached as Exhibit 99 to this
Current Report on Form   8-K is the text of the June 30, 1999 press release,
which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

               99. Press Release, dated June 30, 1999, announcing the declaration by the Board of Directors of U.S. Foodservice of a two-for-one stock split to be effected in the form of a stock dividend.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U.S. FOODSERVICE


Date:  June 30, 1999             By:   /s/  George T. Megas
                                       ------------------------
                                       George T. Megas,
                                       Senior Vice President and Chief Financial
                                       Officer

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